UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2021

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends the Current Report on Form 8-K of Faraday Future Intelligent Electric Inc. (f/k/a Property Solutions Acquisition Corp. (“PSAC”)), a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on July 22, 2021 (as amended by the Amendment No. 1 to Form 8-K filed on July 22, 2021, the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report) on July 21, 2021 (the “Closing Date”).

In connection with the closing of the Business Combination, the registrant changed its name from Property Solutions Acquisition Corp. to Faraday Future Intelligent Electric Inc. Unless the context otherwise requires, references to the “Company,” “we,” “us” and “our” refer to the combined company following the Business Combination, together with its subsidiaries, “PSAC” refers to the registrant prior to the closing of the Business Combination, and “FF” refers to FF Intelligent Mobility Global Holdings Ltd., together with its consolidated subsidiaries, prior to the Business Combination.

This Amendment No. 2 amends the financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (a) the unaudited condensed consolidated financial statements of FF as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and (b) the unaudited pro forma condensed combined financial information of PSAC and FF as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020. This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 2.02. Results of Operations and Financial Condition.

The information set forth under Item 9.01 of this Amendment No. 2 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements.

The unaudited condensed consolidated financial statements of FF as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 are included as Exhibit 99.1 hereto and are incorporated herein by reference. Also included as Exhibit 99.2 hereto and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of FF for the three and six months ended June 30, 2021 and 2020.

Reference is hereby made to (i) the unaudited condensed financial statements of PSAC as of June 30, 2021 and for the three and six months ended June 30, 2021 included in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2021, as filed with the SEC on August 13, 2021, (ii) the audited financial statements of PSAC as of December 31, 2020 and for the period from February 11, 2020 (inception) through December 31, 2020 included in the Company’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2020, as filed with the SEC on May 27, 2021, and (iii) the audited consolidated financial statements of FF as of December 31, 2020 and for the year ended December 31, 2020 included as Exhibit 99.1 to the Original Report, in each case, which financial statements are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of PSAC and FF as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 are included as Exhibit 99.3 hereto and are incorporated herein by reference. The unaudited pro forma condensed combined financial information presents the combination of the financial information of PSAC and FF adjusted to give effect to the Business Combination and related transactions.

(d) Exhibits. The following exhibits are filed with this Amendment No. 2:

Exhibit No.	Description of Exhibits
99.1	Unaudited condensed consolidated financial statements of FF Intelligent Mobility Global Holdings Ltd. as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of FF Intelligent Mobility Global Holdings Ltd. for the three and six months ended June 30, 2021 and 2020.
99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Faraday Future Intelligent Electric Inc.

Date: August 16, 2021	By:	/s/ Zvi Glasman
	Name:	Zvi Glasman
	Title:	Chief Financial Officer

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